                                                                    EXHIBIT 25.1

================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                    ---------

                      CHECK IF AN APPLICATION TO DETERMINE
           ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]

                                    ---------

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

Not Applicable                                               94-1347393
(Jurisdiction of incorporation or organization               (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

505 Main Street, Suite 301
Fort Worth, Texas                                            76102
(Address of principal executive offices)                     (Zip code)

                              Wells Fargo & Company
                          Law Department, Trust Section
                                  MAC N9305-172
                         Sixth and Marquette, 17th Floor
                              Minneapolis, MN 55479
            (Name, address and telephone number of agent for service)

                                    ---------

              Trinity Industries, Inc. and Guarantors listed below
               (Exact name of obligor as specified in its charter)

Delaware                                                     75-0225040
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

2525 Stemmons Freeway
Dallas, Texas                                                75207-2401
(Address of principal executive offices)                     (Zip Code)

                                    ---------

                          6 1/2% Senior Notes due 2014
                       (Title of the indenture securities)

                    Transit Mix Concrete & Materials Company
                                   (Guarantor)

Delaware                                                     74-2613970
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       Trinity Industries Leasing Company
                                   (Guarantor)

Delaware                                                     75-1640393
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          Trinity Marine Products, Inc.
                                   (Guarantor)

Delaware                                                     75-2655349
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             Trinity Rail Group, LLC
                                   (Guarantor)

Delaware                                                     74-3019443
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        Thrall Trinity Freight Car, Inc.
                                   (Guarantor)

Delaware                                                     75-2966210
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             Trinity Tank Car, Inc.
                                   (Guarantor)

Delaware                                                     75-2966213
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    Trinity Rail Components and Repair, Inc.
                                   (Guarantor)

Delaware                                                     75-2966212
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

================================================================================

Item 1. General Information. Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency,
          Treasury Department
          Washington, D.C. 20230

          Federal Deposit Insurance Corporation
          Washington, D.C. 20429

          Federal Reserve Bank of San Francisco
          San Francisco, CA 94120

      (b)   Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with the Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

      None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.  Not applicable.

Item 16.  List of Exhibits.

Wells Fargo Bank incorporates by reference into this Form T-1 exhibits attached hereto.

Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001.*

Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001.*

Exhibit 4.  Copy of By-laws of the trustee as now in effect.*

Exhibit 5.  Not applicable.

Exhibit 6.  The consents of United States institutional trustees required by
            Section 321(b) of the Act.

Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.  Not applicable.

Exhibit 9.  Not applicable.

* Incorporated by reference to Exhibit 25.1 to Registration Statement No. 333-87398 filed by Meritage Corp. on May 1, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Fort Worth and State of Texas on the 19th day of July, 2004.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                          By: /s/ Melissa Scott
                                              ----------------------------------
                                               Melissa Scott, Vice President

                                    Exhibit 6

July 19, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request thereof.

                                          Very truly yours,

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                          By: /s/ Melissa Scott
                                              ----------------------------------
                                               Melissa Scott, Vice President

                                                                       Exhibit 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
   at the close of business March 31, 2004, filed in accordance with 12 U.S.C.
                        Section 161 for National Banks.

                                                                                            Dollar Amounts
                                                                                             In Millions
                                                                                            --------------
ASSETS

Cash and balances due from depository institutions:
            Noninterest-bearing balances and currency and coin                                 $ 13,890
            Interest-bearing balances                                                             6,251
Securities:
            Held-to-maturity securities                                                               0
            Available-for-sale securities                                                        27,661
Federal funds sold and securities purchased under agreements to resell:
            Federal funds sold in domestic offices                                                1,436
            Securities purchased under agreements to resell                                         170
Loans and lease financing receivables:
            Loans and leases held for sale                                                       29,359
            Loans and leases, net of unearned income                               233,785
            LESS: Allowance for loan and lease losses                                2,629
            Loans and leases, net of unearned income and allowance                              231,156
Trading Assets                                                                                    8,314
Premises and fixed assets (including capitalized leases)                                          2,787
Other real estate owned                                                                             180
Investments in unconsolidated subsidiaries and associated companies                                 284
Customers' liability to this bank on acceptances outstanding                                         69
Intangible assets
            Goodwill                                                                              7,915
            Other intangible assets                                                               6,871
Other assets                                                                                     11,217
                                                                                               --------
Total assets                                                                                   $347,560
                                                                                               ========
LIABILITIES
Deposits:
            In domestic offices                                                                $240,660
                        Noninterest-bearing                                         78,496
                        Interest-bearing                                           162,164
            In foreign offices, Edge and Agreement subsidiaries, and IBFs                        15,087
                        Noninterest-bearing                                              3
                        Interest-bearing                                            15,084
Federal funds purchased and securities sold under agreements to repurchase:
            Federal funds purchased in domestic offices                                          18,617
            Securities sold under agreements to repurchase                                        3,028

                                                                                            Dollar Amounts
                                                                                             In Millions
                                                                                            --------------
Trading liabilities                                                                               4,973
Other borrowed money
            (includes mortgage indebtedness and obligations under capitalized leases)            18,180
Bank's liability on acceptances executed and outstanding                                             69
Subordinated notes and debentures                                                                 4,824
Other liabilities                                                                                 9,494
                                                                                               --------
Total liabilities                                                                              $314,932

Minority interest in consolidated subsidiaries                                                       70

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                         0
Common stock                                                                                        520
Surplus (exclude all surplus related to preferred stock)                                         23,424
Retained earnings                                                                                 7,812
Accumulated other comprehensive income                                                              802
Other equity capital components                                                                       0
                                                                                               --------
Total equity capital                                                                             32,558
                                                                                               --------
Total liabilities, minority interest, and equity capital                                       $347,560
                                                                                               ========

I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                 James E. Hanson
                                                 Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Howard Atkins
Dave Hoyt                        Directors
John Stumpf